SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION 12(b) OR 12(g) OF THE

SECURITIES EXCHANGE ACT OF 1934

WESTAR ENERGY, INC.

Kansas	48-0290150
(State of Incorporation or Organization)	(I.R.S. Employer Identification No.)

818 South Kansas Avenue Topeka, Kansas	66612
(Address of Principal Executive Offices)	(Zip Code)

If this form relates to the registration of a class

of securities pursuant to Section 12(b) of the

Exchange Act and is effective pursuant to

General Instruction A.(c), please check the

following box. ☒

If this form relates to the registration of a class

of securities pursuant to Section 12(g) of the

Exchange Act and is effective pursuant to

General Instruction A.(d), please check the

following box. ☐

Securities Act registration statement file number to which this form relates:	333-141899
(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be so Registered	Name of Each Exchange on Which Each Class is to be Registered

First Mortgage Bonds 6.10% Series due 2047	New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

None

(Title of Class)

Item 1.	Description of Registrant’s Securities to be Registered

The description of the First Mortgage Bonds, 6.10% Series due 2047 presented under the caption “Description of Bonds” in the Prospectus Supplement dated May 11, 2007 and filed with the Securities and Exchange Commission on May 14, 2007 and under the caption “Description of First Mortgage Bonds” in the Prospectus contained in the Registrant’s effective Registration Statement on Form S-3 (Registration No. 333-141899) as amended, which Registration Statement was filed with the Securities and Exchange Commission on April 5, 2007, is incorporated herein by reference.

Item 2.	Exhibits

Exhibit Number	Description

4.1	Mortgage and Deed of Trust dated July 1, 1939 between the Registrant and Harris Trust and Savings Bank (filed as Exhibit 4(a) to Registration Statement No. 33-21739)

4.2	First and Second Supplemental Indentures dated July 1, 1939 and April 1, 1949, respectively (filed as Exhibit 4(b) to Registration Statement No. 33-21739)

4.3	Sixth Supplemental Indenture dated October 4, 1951 (filed as Exhibit 4(b) to Registration Statement No. 33-21739)

4.4	Fourteenth Supplemental Indenture dated May 1, 1976 (filed as Exhibit 4(b) to Registration Statement No. 33-21739)

4.5	Twenty-Eighth Supplemental Indenture dated July 1, 1992 (filed as Exhibit 4(o) to the December 1992 Form 10-K)

4.6	Twenty-Ninth Supplemental Indenture dated August 20, 1992 (filed as Exhibit 4(p) to the December 1992 Form 10-K)

4.7	Thirtieth Supplemental Indenture dated February 1, 1993 (filed as Exhibit 4(q) to the December 1992 Form 10-K)

4.8	Thirty-First Supplemental Indenture dated April 15, 1993 (filed as Exhibit 4(r) to Registration Statement No. 33-50069)

4.9	Thirty-Second Supplemental Indenture dated April 15, 1994 (filed as Exhibit 4(s) to the December 31, 1994 Form 10-K)

4.10	Thirty-Fourth Supplemental Indenture dated June 28, 2000 (filed as Exhibit 4(v) to the December 31, 2000 Form 10-K)

4.11	Thirty-Fifth Supplemental Indenture dated May 10, 2002 (filed as Exhibit 4.1 to the March 31, 2002 Form 10-Q)

4.12	Thirty-Sixth Supplemental Indenture dated June 1, 2004 (filed as Exhibit 4.1 to the January 18, 2005 Form 8-K)

4.13	Thirty-Seventh Supplemental Indenture dated June 17, 2004 (filed as Exhibit 4.2 to the January 18, 2005 Form 8-K)

4.14	Thirty-Eighth Supplemental Indenture dated January 18, 2005 (filed as Exhibit 4.3 to the January 18, 2005 Form 8-K)

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4.15	Thirty-Ninth Supplemental Indenture dated June 30, 2005 (filed as Exhibit 4.1 to the June 30, 2005 Form 8-K)

4.16	Fortieth Supplemental Indenture, dated as of May 15, 2007, by and between the Company and The Bank of New York Trust Company, N.A., as successor to Harris Trust and Savings Bank.

4.17	Form of First Mortgage Bonds, 6.10% Series Due 2047 (contained in Exhibit 4.16)

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrants have duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

WESTAR ENERGY, INC.

By:	/S/ LARRY D. IRICK
Larry D. Irick Vice President, General Counsel and Corporate Secretary

Date: May 16, 2007

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EXHIBIT INDEX

Exhibit Number	Description

4.1	Mortgage and Deed of Trust dated July 1, 1939 between the Registrant and Harris Trust and Savings Bank (filed as Exhibit 4(a) to Registration Statement No. 33-21739)

4.2	First and Second Supplemental Indentures dated July 1, 1939 and April 1, 1949, respectively (filed as Exhibit 4(b) to Registration Statement No. 33-21739)

4.3	Sixth Supplemental Indenture dated October 4, 1951 (filed as Exhibit 4(b) to Registration Statement No. 33-21739)

4.4	Fourteenth Supplemental Indenture dated May 1, 1976 (filed as Exhibit 4(b) to Registration Statement No. 33-21739)

4.5	Twenty-Eighth Supplemental Indenture dated July 1, 1992 (filed as Exhibit 4(o) to the December 1992 Form 10-K)

4.6	Twenty-Ninth Supplemental Indenture dated August 20, 1992 (filed as Exhibit 4(p) to the December 1992 Form 10-K)

4.7	Thirtieth Supplemental Indenture dated February 1, 1993 (filed as Exhibit 4(q) to the December 1992 Form 10-K)

4.8	Thirty-First Supplemental Indenture dated April 15, 1993 (filed as Exhibit 4(r) to Registration Statement No. 33-50069)

4.9	Thirty-Second Supplemental Indenture dated April 15, 1994 (filed as Exhibit 4(s) to the December 31, 1994 Form 10-K)

4.10	Thirty-Fourth Supplemental Indenture dated June 28, 2000 (filed as Exhibit 4(v) to the December 31, 2000 Form 10-K)

4.11	Thirty-Fifth Supplemental Indenture dated May 10, 2002 (filed as Exhibit 4.1 to the March 31, 2002 Form 10-Q)

4.12	Thirty-Sixth Supplemental Indenture dated June 1, 2004 (filed as Exhibit 4.1 to the January 18, 2005 Form 8-K)

4.13	Thirty-Seventh Supplemental Indenture dated June 17, 2004 (filed as Exhibit 4.2 to the January 18, 2005 Form 8-K)

4.14	Thirty-Eighth Supplemental Indenture dated January 18, 2005 (filed as Exhibit 4.3 to the January 18, 2005 Form 8-K)

4.15	Thirty-Ninth Supplemental Indenture dated June 30, 2005 (filed as Exhibit 4.1 to the June 30, 2005 Form 8-K)

4.16	Fortieth Supplemental Indenture, dated as of May 15, 2007, by and between the Company and The Bank of New York Trust Company, N.A., as successor to Harris Trust and Savings Bank.

4.17	Form of First Mortgage Bonds, 6.10% Series Due 2047 (contained in Exhibit 4.16)

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